Discontinued Operations (Notes)	9 Months Ended
Sep. 30, 2013
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Discontinued Operations

We classify long-lived assets to be disposed of through sales that meet specific criteria as held for sale. We cease depreciating those assets effective on the date the asset is classified as held for sale. We record those assets at the lower of their carrying value or the estimated fair value less the cost to sell. Until the assets are disposed of, an estimate of the fair value is re-determined when related events or circumstances change.

During the second quarter of 2013, the board of directors of our General Partner approved a plan to sell certain non-strategic gathering and processing assets which meet specific criteria, qualifying them as held for sale. As of September 30, 2013, certain gathering and processing assets were written down by $1.8 million to the estimated fair value less cost to sell. These fair value measurements are based on significant inputs not observable in the market and thus represent a Level 3 measurement as defined by ASC 820. Primarily using the income approach, the fair value estimates are based on i) present value of estimated EBITDA, ii) an assumed discount rate of 10.0%, and iii) a decline in throughput volumes of 2.5% in 2013 and thereafter.

As part of the Merger with Blackwater, we acquired long-lived terminal assets classified as held for sale. The net book value of the assets and liabilities attributable to those assets are presented separately on the condensed consolidated balance sheet and comprise $0.1 million of Current assets held for sale, $2.1 million of Noncurrent assets held for sale, net, $0.4 million of Current liabilities held for sale and the entire balance of Long-term liabilities held for sale as of September 30, 2013.

The net book value of the gathering and processing assets of $0.9 million is presented as Noncurrent assets held for sale, net on the condensed consolidated balance sheet. Other assets and liabilities of the held for sale assets are presented within Current assets held for sale and Current liabilities held for sale on the Condensed consolidated balance sheet.

As a result of the planned divestiture of these non-strategic midstream assets, we have accounted for these disposal groups as discontinued operations within our Gathering and Processing and Terminal segments. Accordingly, we reclassified and excluded the disposal groups' results of operations from our results of continuing operations and reported the disposal groups' results of operations as Income (loss) from operations of disposal groups in our accompanying condensed consolidated statement of operations for all periods presented. We did not, however, elect to present separately the operating, investing and financing cash flows related to the disposal groups in our accompanying condensed consolidated statement of cash flows as this activity was immaterial for all periods presented. The following table presents the revenue, expense and (loss) gain from operations of disposal groups associated with the assets classified as held for sale for the three and nine months ended September 30, 2013 and 2012 (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Revenue	$3,800	$2,923	$11,395	$8,515
Expense	3,709	2,935	11,354	8,421
Impairment	—	—	1,807	—
Income (loss) from operations of disposal groups	$91	$(12)	$(1,766)	$94
Limited partners' net income (loss) per unit from discontinued operations (basic and diluted)	$0.02	$—	$(0.19)	$0.01